UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 27, 2005

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

         DELAWARE                        1-09335                 36-2545354
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)

      1695 RIVER ROAD
       DES PLAINES, IL
   (Address of principal                                            60018
      executive offices)                                          (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the
                  Exchange Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

         This report amends the Current Report on Form 8-K filed by Schawk, Inc., a Delaware corporation (the "Company"), on February 2, 2005, to report, among other items, the completion of its acquisition of all of the outstanding stock of Seven Worldwide Holdings, Inc. (formerly known as KAGT Holdings, Inc.), parent of Seven Worldwide, Inc. (the "Seven Worldwide Acquisition"). The Seven Worldwide Acquisition was effective as of January 31, 2005. As permitted under
Item 9.01 and as indicated in the earlier report, this Form 8-K/A is being filed solely to amend Items 9.01(a) and (b) of the previously filed Form 8-K to provide the required historical and pro forma financial information which was not available at the time of the earlier filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              1. The audited consolidated balance sheet of Seven Worldwide Holdings, Inc. (formerly known as KAGT Holdings, Inc.) as of December 31, 2004 and 2003, the related consolidated statements of operations and cash flows for the year ended December 31, 2004 and the periods October 10, 2003 through December 31, 2003 and June 2, 2003 through October 9, 2003, and the consolidated statements of stockholders' equity for the year ended December 31, 2004 and the period June 2, 2003 through December 31, 2003, and the notes to the consolidated financial statements together with the report thereon of Deloitte & Touche LLP are attached hereto as Exhibit 99.2 and incorporated herein by reference.

              2. The audited consolidated balance sheets of Seven Worldwide, Inc. (formerly known as Applied Graphics Technologies, Inc.) as of October 9, 2003 and December 31, 2002, the related consolidated statements of operations and cash flows for the period January 1, 2003 through October 9, 2003, and the year ended December 31, 2002, and the consolidated statement of stockholders' deficit for the period January 1, 2003 through October 9, 2003, and the year ended December 31, 2002, and the notes to the consolidated financial statements together with the report thereon of Deloitte & Touche LLP are attached hereto as Exhibit 99.2 and incorporated herein by reference.

         (b)  Pro Forma Financial Information.

              The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004 and the unaudited pro forma condensed combined balance sheet as of December 31, 2004 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

         (c)  Exhibits.

         Exhibit 10.1      Amended and Restated Registration Rights
                           Agreement, dated as of January 31, 2005, among Schawk, Inc. and certain principal stockholders of Schawk, Inc.**
         Exhibit 10.2      Registration Rights Agreement, dated as of
                           January 31, 2005, among Schawk, Inc., certain principal stockholders of Schawk, Inc. and certain stockholders of KAGT Holdings, Inc.**
         Exhibit 10.3      Governance Rights Agreement, dated as of January
                           31, 2005, among Schawk, Inc., certain principal stockholders of Schawk, Inc. and certain stockholders of KAGT Holdings, Inc.**
         Exhibit 10.4 Credit Agreement, dated as of January 28, 2005, among Schawk, Inc., certain subsidiaries of Schawk, Inc. from time to time party thereto, certain financial institutions from time to time party thereto as lenders, and JPMorgan Chase Bank, N.A., as agent.**
         Exhibit 10.5 Note Purchase and Private Shelf Agreement, dated as of January 28, 2005, among Schawk, Inc., Prudential Investment Management, Inc., The Prudential Insurance Company of America, and RGA Reinsurance Company.**
         Exhibit 10.6 First Amendment to Note Purchase Agreement, dated as of January 28, 2005, among Schawk, Inc. and the institutional purchasers party thereto.**
         Exhibit 23.1      Consent of Deloitte & Touche LLP.*
         Exhibit 23.2      Consent of Deloitte & Touche LLP.*
         Exhibit 99.1      Press Release dated February 1, 2005.**
         Exhibit 99.2 Seven Worldwide Holdings, Inc. and Seven Worldwide, Inc. financial statements*
         Exhibit 99.3 Unaudited Pro Forma Condensed Combined Financial Information*

-------------------
* Filed herewith.
** Previously filed as an exhibit to the Company's Current Report on Form 8-K dated January 27, 2005 and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHAWK, INC.


Date:  April 18, 2005                  By: /s/ James J. Patterson
                                           -------------------------------------
                                           James J. Patterson
                                           Senior Vice President and Chief
                                           Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

         10.1 Amended and Restated Registration Rights Agreement, dated as of January 31, 2005, among Schawk, Inc. and certain principal stockholders of Schawk, Inc. **
         10.2 Registration Rights Agreement, dated as of January 31, 2005, among Schawk, Inc., certain principal stockholders of Schawk, Inc. and certain stockholders of KAGT Holdings, Inc.**
         10.3 Governance Rights Agreement, dated as of January 31, 2005, among Schawk, Inc., certain principal stockholders of Schawk, Inc. and certain stockholders of KAGT Holdings, Inc.**
         10.4 Credit Agreement, dated as of January 28, 2005, among Schawk, Inc., certain subsidiaries of Schawk, Inc. from time to time party thereto, certain financial institutions from time to time party thereto as lenders, and JPMorgan Chase Bank, N.A., as agent.**
         10.5 Note Purchase and Private Shelf Agreement, dated as of January 28, 2005, among Schawk, Inc., Prudential Investment Management, Inc., The Prudential Insurance Company of America, and RGA Reinsurance Company.**
         10.6 First Amendment to Note Purchase Agreement, dated as of January 28, 2005, among Schawk, Inc. and the institutional purchasers party thereto.**
         23.1     Consent of Deloitte & Touche LLP.*
         23.2     Consent of Deloitte & Touche LLP.*
         99.1     Press Release dated February 1, 2005.**
         99.2 Seven Worldwide Holdings, Inc. and Seven Worldwide, Inc. financial statements*
         99.3     Unaudited Pro Forma Condensed Combined Financial Information*

-------------------
* Filed herewith.
** Previously filed as an exhibit to the Company's Current Report on Form 8-K dated January 27, 2005 and incorporated herein by reference.